AMENDED AND RESTATED
SCHEDULE 1

DATED SEPTEMBER 7, 2012

Fund

Annual Fee Rate (as a
Percentage of each Fund's
Average Daily Net Assets)


Touchstone Large Cap Growth Fund

0.75% on the first $200 million
of assets; 0.70% from $200
million to $1 billion of
assets; and 0.65% of such
assets in excess of $1 billion

Touchstone Growth Opportunities Fund

0.75% on the first $500 million
of assets; 0.70% of the next
$500 million of assets; and
0.65% of such assets in excess
of $1 billion

Touchstone Mid Cap Growth Fund

0.75% on the first $500 million
of assets; 0.70% of the next
$500 million of assets; and
0.65% of such assets in excess
of $1 billion

Touchstone Diversified Small Cap Growth Fund

1.05% of assets
Touchstone Dynamic Equity Fund
0.85% on first $300 million of
assets; 0.80% on next $200
million of assets; 0.75% on
next $250 million of assets;
0.70% on next $250 million of
assets; 0.65% on next $500
million of assets; 0.60% of
next $500 million of assets;
and 0.55% on assets over $2
billion

Touchstone Emerging Growth Fund

0.90% of assets
Touchstone International Equity Fund
0.90% on first $300 million of
assets; 0.85% on next $200
million of assets; and 0.80% on
assets over $500 million

Touchstone Conservative Allocation Fund

0.20% on first $1 billion of
assets; 0.175% on next $1
billion of assets; 0.150% on
next $1 billion of assets; and
0.125% on assets over $3
billion

Touchstone Balanced Allocation Fund

0.20% on first $1 billion of
assets; 0.175% on next $1
billion of assets; 0.150% on
next $1 billion of assets; and
0.125% on assets over $3
billion

Touchstone Moderate Growth Allocation Fund

0.25% on first $1 billion of
assets; 0.225% on next $1
billion of assets; 0.20% on
next $1 billion of assets; and
0.175% on assets over $3
billion

Touchstone Growth Allocation Fund

0.25% on first $1 billion of
assets; 0.225% on next $1
billion of assets; 0.20% on
next $1 billion of assets; and
0.175% on assets over $3
billion

Touchstone US Long/Short Fund

0.80% on first $300 million of
assets; 0.75% on next $200
million of assets; 0.70% on
next $250 million of assets;
0.65% on next $250 million of
assets; 0.60% on the next $500
million; 0.55% on the next $500
million and 0.50% on assets
over $2 billion

Touchstone Value Fund

0.75% on first $300 million of
assets; 0.73% on next $200
million of assets; 0.72% on
next $250 million of assets;
0.70% on next $250 million of
assets; 0.68% on the next $500
million; 0.67% on the next $500
million and 0.66% on assets
over $2 billion

Touchstone International Small Cap Fund

0.95% on first $300 million of
assets; 0.90% on next $200
million of assets; 0.85% on
next $250 million of assets;
0.80% on next $250 million of
assets; 0.75% on the next $500
million; 0.70% on the next $500
million and 0.65% on assets
over $2 billion

Touchstone Capital Growth Fund

0.70% on first $300 million of
assets; 0.685% on next $200
million of assets; 0.675% on
next $250 million of assets;
0.675% on next $250 million of
assets; 0.625% on the next $500
million; 0.575% on the next
$500 million and 0.525% on
assets over $2 billion

Touchstone Mid Cap Value Opportunities Fund

0.85% on first $300 million of
assets; 0.80% on next $200
million of assets; and 0.75% on
assets over $500 million

Touchstone Small Cap Value Opportunities Fund

0.95% on first $300 million of
assets; 0.90% on next $200
million of assets; and 0.85% on
assets over $500 million

Touchstone Focused Fund

0.70% on first $100 million of
assets; 0.65% on next $400
million of assets; and 0.60% on
assets over $500 million

Touchstone Micro Cap Value Fund

1.00% of assets

Touchstone Small Company Value Fund

0.90% of assets

Touchstone International Value Fund

1.00% of assets

Touchstone Strategic Income Fund

0.70% of assets




TOUCHSTONE STRATEGIC TRUST

        By: /s/ Terrie A. Wiedenheft
        Name: Terrie A. Wiedenheft
        Title: Treasurer & Controller



TOUCHSTONE ADVISORS, INC.

        By: /s/ Steven M. Graziano
        Name: Steven M. Graziano
        Title: President


        By: /s/ Terrie A. Wiedenheft
        Name: Terrie A. Wiedenheft
        Title: Chief Financial Officer